UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 4, 2009

WINN-DIXIE STORES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-3657	59-0514290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of Principal Executive Offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 4, 2009, at the 2009 Annual Meeting of Shareholders of Winn-Dixie Stores, Inc. (the “Company”), the shareholders approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “2010 Plan”), effective immediately.

A description of the material terms of the 2010 Plan is set forth under the heading “Proposal 2 - Approval of the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on September 21, 2009, which description is hereby incorporated into this Item 5.02(e) by reference. The 2010 Plan is also incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan, filed as Appendix A to the Company’s proxy statement dated September 21, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winn-Dixie Stores, Inc.

Date: November 4, 2009	By:	/S/ PETER L. LYNCH
Peter L. Lynch
President and Chief Executive Officer